UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2022

KORTH DIRECT MORTGAGE INC.

(Exact name of registrant as specified in its charter)

Florida	000-1695962	27-0644172
(State or other Jurisdiction	Commission File Number	(IRS Employer Identification No.)
of incorporation)

135 San Lorenzo Avenue, Suite 600, Coral Gables, FL 33146

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (305) 668-8485

                      n/a

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2022, Korth Direct Mortgage Inc. (the “Company”) entered into a Master Repurchase Agreement and Securities Contract (the “Agreement”) with Signature Bank (“Signature”), for the provision of an uncommitted warehouse facility up to $100,000,000.00 (the “Line”). The Agreement provides for approximately a three-year term and may be terminated in accordance therein.

The Agreement provides that from time to time the Company may receive proceeds under the Line to originate first priority lien mortgages on real property. Signature will purchase the first lien commercial real estate mortgage loans (the “Loans”) pursuant to the Agreement. Each of the Loans will be originated in accordance with the underwriting and ratings criteria of the Company as further described in the Agreement. The Company will repurchase the Loans from Signature coincident with securitization or other disposition or pooling of the Loans under the terms and timeframes set forth in more detail in the Agreement.

The Line has a back-up security interest grant secured by collateral specified in the Agreement in the event the Agreement is recharacterized as a secured loan. The Agreement contains financial covenants of the Company, including limitations on the Company’s incurrence of certain debt and requirements that the Company maintain certain financial ratios and minimum net worth.

The foregoing descriptions of the Agreement are not complete and are qualified in their entirety by reference to the full text of the Agreement attached hereto as Exhibit 1.01 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

1.01	Master Repurchase Agreement and Securities Contract dated March 31, 2022 between Korth Direct Mortgage Inc. and Signature Bank

99.1	Press Release of Korth Direct Mortgage Inc. dated April 5, 2022 announcing the closing of a Master Repurchase Agreement and Securities Contract with Signature Bank for a three-year $100,000,000.00 warehouse line of credit.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2022	KORTH DIRECT MORTGAGE INC.

	By:	/s/ Holly C. MacDonald-Korth
Holly C. MacDonald-Korth,
President